MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II      Two World Trade Center

LETTER TO THE SHAREHOLDERS December 31, 1999            New York, New York 10048

DEAR SHAREHOLDER:

Interest rates rose steadily during 1999, making it the worst year for the fixed-income markets since 1994. The 30-year Treasury bond began the year yielding 5.1 percent amid fears of a global recession. However, the economic problems in Asia, Europe and Latin America abated as the year progressed. The U.S. economy, led by consumer demand, experienced robust growth. As a result, the fixed-income markets anticipated that the Federal Reserve Board would change monetary policy and remove the liquidity it had provided during the 1998 international economic crises. Between June and November, the Fed raised the federal funds rate a total of 75 basis points, from 4.75 percent to 5.50 percent. At year-end, the yield on the Treasury bond was nearly 6.5 percent. Subsequently on February 2, 2000 the fed funds rate was raised an additional 25 basis points.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index yield began 1999 near a record low of 5.05 percent. By the end of December, this index yield had increased almost a full percentage point, to 5.97 percent. Because bond prices move inversely to changes in interest rates, higher yields have caused bond prices to decline significantly. The increase in the index yield during 1999 translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market index outperformed U.S. Treasury bonds early last year but later gave ground as interest rates continued to rise. The ratio of the 30-year municipal yield to the Treasury bond yield is a measure of relative performance. The yield ratio declined from 99 percent in January to 91 percent in May 1999 and ended the year at 92 percent. A declining ratio means municipals have outperformed Treasuries and a rising ratio indicates underperformance by municipals. Over the past five years, the ratio has ranged from a high of 99 percent to a low of 82 percent.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                        30-YEAR BOND YIELDS 1994-1999
                                 [BAR GRAPH]

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.80
            7                            8.00                               87.50
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.60
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5                            5.06                               98.81
            5.05                         5.10                               99.02
1999        5                            5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.2                          5.66                               91.87
            5.3                          5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6                            6.29                               95.39
            5.97                         6.48                               92.13

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Income Trust II (TFB) was impacted by the higher interest-rate environment. For the 12-month period ended December 31, 1999, the Fund's net asset value (NAV) declined from $10.32 to $9.42 per share. Based on this change, plus the reinvestment of tax-free dividends totaling $0.4875 per share and a long-term capital gains distribution of $0.02961 per share paid in June, the Fund's total NAV return was -3.08 percent. TFB's value on the New York Stock Exchange (NYSE) fell from $9.50 to $8.0625 per share during the same period. Based on this change plus the reinvestment of distributions, TFB's total market return was -9.88 percent. On December 31, 1999, TFB's NYSE market price was at a 14 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend per share was increased from $0.040 to $0.0425 per share. The new dividend rate reflects the Fund's estimated earnings over the next 6 to 12 months and the $0.112 per share cushion of undistributed net investment income on December 31, 1999.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PORTFOLIO STRUCTURE

The Fund's net assets of $234 million were diversified among 16 long-term sectors and 64 credits. Refunded bonds represented 11 percent of net assets. Refunded issues have been refinanced and are generally defensive portfolio holdings. At the end of December, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 8.5 years. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost (book) yields are also charted.

LOOKING AHEAD

The Federal Reserve Board raised the fed funds rates twice last summer and once more in November. These actions confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. It is anticipated that the central bank may raise short-term interest rates further in 2000, again influencing long-term rates. However, we believe municipal bonds continue to offer tax-conscious investors good long-term value relative to Treasuries. We continue to stress credit quality and a conservative portfolio management profile.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended December 31, 1999 the Fund purchased and retired 1,316,200 shares of common stock at a weighted average market discount of 13.98 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF DECEMBER 31, 1999
(% OF NET ASSETS)

                                    GENERAL
                       ELECTRIC    OBLIGATION   REFUNDED    EDUCATION   HOSPITAL    IDR/PCR*    TRANSPORTATION   MORTGAGE
                       --------    ----------   --------    ---------   --------    --------    --------------   --------
                         16.00%      13.00%       11.00%      8.00%       8.00%       7.00%          7.00%         6.00%

                       RESOURCE     WATER &
                       RECOVERY      SEWER
                       --------     -------
                         6.00%       6.00%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF
DECEMBER 31, 1999 (% OF TOTAL
LONG-TERM PORTFOLIO)
                                   AAA OR AAA           AA OR AA             A OR A            BAA OR BBB              NR
                                        50.00%             16.00%             21.00%                 8.00%           5.00%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                               DECEMBER 31, 1999

ALASKA..................       2.0%
CALIFORNIA..............      10.5
CONNECTICUT.............       1.5
DELAWARE................       1.7
DISTRICT OF COLUMBIA....       0.8
FLORIDA.................       4.8
HAWAII..................       3.6
ILLINOIS................       9.0
IOWA....................       1.0
KANSAS..................       2.4
LOUISIANA...............       0.5
MAINE...................       2.3
MARYLAND................       3.4
MASSACHUSETTS...........       4.6
MICHIGAN................       0.7
MISSOURI................       1.3
NEW HAMPSHIRE...........       0.4
NEW JERSEY..............       0.7
NEW YORK................       8.3
NORTH CAROLINA..........       6.5
NORTH DAKOTA............       0.6
OHIO....................       1.1
OKLAHOMA................       2.2
PENNSYLVANIA............       4.1
SOUTH CAROLINA..........       6.6
TEXAS...................       9.7
UTAH....................       1.6
VERMONT.................       0.8
VIRGINIA................       2.4
WASHINGTON..............       3.2
                            ------

TOTAL...................      98.3%
                            ======

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                     CALL AND COST (BOOK) YIELD STRUCTURE
                              DECEMBER 31, 1999

[LINE GRAPH]

                                                             WEIGHTED AVERAGE
                                                        CALL PROTECTION: 7 YEARS

YEARS BONDS CALLABLE                              PERCENT CALLABLE*
--------------------                              -----------------
2000                                                    4%
2001                                                    5%
2002                                                    2%
2003                                                    8%
2004                                                    9%
2005                                                   11%
2006                                                   14%
2007                                                    8%
2008                                                   13%
2009                                                   11%
2010+                                                  15%

                                                WEIGHTED AVERAGE
                                                BOOK YIELD: 6.1%

                                 COST (BOOK) YIELD **
                                 --------------------
2000                                     8.1%
2001                                     6.0%
2002                                     6.3%
2003                                     6.0%
2004                                     8.2%
2005                                     6.0%
2006                                     5.6%
2007                                     6.0%
2008                                     5.3%
2009                                     5.2%
2010+                                    6.5%

*  % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 6.0% ON 5% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS December 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (96.7%)
            General Obligation (13.0%)
$  2,000    District of Columbia, Ser 1999 A (FSA)......................   5.375%  06/01/24    $ 1,766,280
            Florida Board of Education, Capital Outlay
   2,000     Refg Ser 1999 B (MBIA).....................................   4.50    06/01/24      1,570,800
   3,000     Ser 1998 A.................................................   4.75    06/01/28      2,405,100
   2,000    Hawaii, 1999 Ser CT (FSA)...................................   5.875   09/01/16      2,002,820
   2,000    Honolulu City & County, Hawaii, Ser 1999 B (FGIC)...........   5.00    07/01/22      1,708,740
   5,000    Chicago, Illinois, Refg Ser 1995 A-2 (AMBAC)................   6.25    01/01/14      5,287,600
   2,000    Berkley School District, Michigan, Refg Ser 1999 (FGIC).....   4.75    01/01/19      1,667,120
   3,000    New York City, New York, 1995 Ser D (MBIA)..................   6.20    02/01/07      3,197,280
   4,000    New York State, Refg Ser 1995 B.............................   5.70    08/15/10      4,094,960
   5,000    North Carolina, Public School Building Ser 1999.............   4.60    04/01/17      4,239,350
   3,000    Little Miami Local School District, Ohio, Ser 1998 (FGIC)...   4.875   12/01/23      2,510,820
--------                                                                                       -----------
  33,000                                                                                        30,450,870
--------                                                                                       -----------

            Educational Facilities Revenue (7.8%)
   5,000    Illinois Educational Facilities Authority, Northwestern
             University Ser 1997........................................   5.25    11/01/32      4,717,200
   2,000    Massachusetts Health & Educational Facilities Authority,
             Boston College Ser K.......................................   5.25    06/01/18      1,825,740
   2,000    New Jersey Economic Development Authority, Educational
             Testing Service Ser 1998 A (MBIA)..........................   4.75    05/15/18      1,704,000
            New York State Dormitory Authority,
   2,000     State University 1990 Ser A................................   7.50    05/15/13      2,352,080
   2,000     State University 1993 Ser A................................   5.25    05/15/15      1,879,280
   4,000    Delaware County Authority, Pennsylvania, Villanova
             University Ser 1995 (AMBAC)................................   5.70    08/01/15      3,953,440
   2,000    Vermont Educational & Health Building Financing Agency,
             Norwich University Ser 1998................................   5.50    07/01/18      1,802,840
--------                                                                                       -----------
  19,000                                                                                        18,234,580
--------                                                                                       -----------

            Electric Revenue (15.8%)
            North Carolina Municipal Power Agency #1,
   3,000     Catawba Ser 1998 A (MBIA)..................................   5.50    01/01/14      2,948,340
   5,000     Catawba Ser 1998 A (MBIA)..................................   5.50    01/01/15      4,865,700
  10,000    South Carolina Public Service Authority, Refg Ser 1996 A
             (MBIA).....................................................   5.75    01/01/13     10,102,100
   8,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C..........   4.70    02/01/06      7,850,400
   4,000    Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA)....   5.75    07/01/19      3,872,560
   3,000    Chelan County Public Utility District #1, Washington, Hydro
             Ser 1997 A (AMT)...........................................   5.60    07/01/32      2,767,590
   5,000    Washington Public Power Supply System, Proj #1 Refg Ser 1998
             A..........................................................   5.00    07/01/12      4,660,450
--------                                                                                       -----------
  38,000                                                                                        37,067,140
--------                                                                                       -----------

            Hospital Revenue (8.4%)
   5,000    Hawaii Department of Budget & Finance, Queen's Health 1996
             Ser A......................................................   6.00    07/01/20      4,697,500
   5,000    Maine Health & Higher Educational Facilities Authority, Ser
             1998 B (FSA)...............................................   4.875   07/01/23      4,064,100

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  4,300    Massachusetts Health & Educational Facilities Authority, St
             Elizabeth Hospital of Boston Ser D & E (FSA)...............   6.70%   08/15/21    $ 4,465,034
   2,000    University of Missouri, Health Ser 1996 A (AMBAC)...........   5.50    11/01/16      1,915,180
   4,000    North Carolina Medical Care Commission, Pitt County Memorial
             Hospital Ser 1998 A........................................   4.75    12/01/28      3,122,320
   1,295    Ward County, North Dakota, Trinity Crossover Refg Ser 1991
             B..........................................................   7.50    07/01/21      1,342,773
--------                                                                                       -----------
  21,595                                                                                        19,606,907
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (6.7%)
   5,000    Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)....   7.00    06/01/31      5,230,100
   2,000    New York State Energy Research & Development Authority, New
             York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA).....   6.15    07/01/26      1,977,080
   5,000    Tulsa Municipal Airport Trust, Oklahoma, American Airlines
             Inc Ser 1988 (AMT).........................................   7.375   12/01/20      5,152,750
            Lexington County, South Carolina,
     535     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02        530,035
   1,000     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08        974,100
   2,000    Dallas-Fort Worth International Airport Facility Improvement
             Corporation, Texas, American Airlines Inc Ser 1995.........   6.00    11/01/14      1,895,500
--------                                                                                       -----------
  15,535                                                                                        15,759,565
--------                                                                                       -----------

            Mortgage Revenue - Single Family (5.6%)
   5,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27      4,779,949
   1,865    Chicago, Illinois, Ser 1997 B (AMT).........................   6.95    09/01/28      1,934,826
     450    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)
             (MBIA).....................................................   8.00    11/01/20        458,181
   1,295    Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)........   6.40    11/15/23      1,299,144
   1,145    Missouri Housing Development Commission, Home Ownership 1998
             Ser D-2 (AMT)..............................................   6.30    03/01/29      1,141,840
   1,025    New Hampshire Housing Finance Authority, Residential
             GNMA-Backed Ser 1988 A (AMT)...............................   7.70    07/01/29      1,046,300
   2,355    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/22      2,399,109
--------                                                                                       -----------
  13,135                                                                                        13,059,349
--------                                                                                       -----------

            Nursing & Health Related Facilities (4.0%)
   2,000    Iowa Financing Authority, Care Initiatives Ser 1996.........   9.25    07/01/25      2,418,940
   2,861    Chester County Industrial Development Authority,
             Pennsylvania, RHA/PA Nursing Homes Inc Ser 1989 (a)........  10.125   05/01/19      2,304,507
            Kirbyville Health Facilities Development Authority, Texas,
     623     Heartway III Corp Ser 1997 B...............................   6.00    03/20/04        594,585
   3,824     Heartway III Corp Ser 1997 A...............................  10.00    03/20/18      4,035,683
--------                                                                                       -----------
   9,308                                                                                         9,353,715
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (1.2%)
$  3,000    New York State Dormitory Authority, Court Facilities Ser
             1993 A.....................................................   5.625%  05/15/13    $ 2,932,320
--------                                                                                       -----------

            Recreational Facilities Revenue (1.5%)
   4,000    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1997 Ser B (a).............................................   5.75    09/01/27      3,554,640
--------                                                                                       -----------

            Resource Recovery Revenue (5.5%)
   8,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County Ser 1993 A (AMT)....................................   6.30    07/01/16      8,093,120
   5,000    Lancaster County Solid Waste Management Authority,
             Pennsylvania, 1998 Ser B (AMBAC)...........................   5.375   12/15/15      4,730,850
--------                                                                                       -----------
  13,000                                                                                        12,823,970
--------                                                                                       -----------

            Retirement & Life Care Facilities Revenue (0.8%)
   2,100    Riverside County Public Financing Authority, California, Air
--------     Force Village West Inc COPs................................   5.75    05/15/19      1,815,723
                                                                                               -----------

            Tax Allocation Revenue (1.9%)
   5,000    Rosemead Redevelopment Agency, California, 1993 Ser A.......   5.60    10/01/33      4,421,600
--------                                                                                       -----------

            Transportation Facilities Revenue (6.8%)
   5,000    Chicago, Illinois, Chicago-O'Hare International Airport Ser
             1996 A (AMBAC).............................................   5.625   01/01/12      5,017,550
   3,000    Regional Transportation Authority, Illinois, Refg Ser 1999
             (FSA)......................................................   5.75    06/01/21      2,906,550
   2,500    Allegheny County, Pennsylvania, Greater Pittsburgh Int'l
             Airport Ser 1997 A (AMT) (MBIA)............................   5.75    01/01/13      2,518,225
   4,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      3,915,840
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28      1,631,060
--------                                                                                       -----------
  16,500                                                                                        15,989,225
--------                                                                                       -----------

            Water & Sewer Revenue (6.0%)
   3,000    Dade County, Florida, Ser 1995 (FGIC).......................   5.50    10/01/18      2,867,940
   2,000    Florida Governmental Utility Authority, Sarasota Utility Ser
             1999 (AMBAC)...............................................   5.25    10/01/18      1,847,140
   3,000    Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC).......   4.75    10/01/23      2,465,880
   1,570    Massachusetts Water Resources Authority, 1993 Ser C.........   5.25    12/01/20      1,388,053
   5,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
             (Secondary FGIC)...........................................   4.50    01/01/24      3,873,350
   2,000    Loudoun County Sanitation Authority, Virginia, Ser 1998
             (MBIA).....................................................   4.75    01/01/21      1,649,780
--------                                                                                       -----------
  16,570                                                                                        14,092,143
--------                                                                                       -----------

            Other Revenue (1.2%)
   3,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24      2,943,330
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (10.5%)
$ 20,100    San Francisco Redevelopment Agency, California, George R
             Moscone Convention Ctr Ser 1988............................   0.00#%  07/01/04++  $18,292,608
   1,110    Illinois Health Facilities Authority, Glen Oaks Medical
             Center Inc Refg 1990 Ser D (ETM)...........................   9.50    11/15/15      1,182,172
   3,000    Massachusetts, 1995 Ser B (AMBAC)...........................   5.50    07/01/05+     3,113,250
   2,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM)....   4.70    02/01/06      1,948,320
--------                                                                                      ------------
  26,210                                                                                        24,536,350
--------                                                                                      ------------
 238,953    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $232,584,512).................   226,641,427
--------                                                                                      ------------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.6%)
   1,200    East Baton Rouge Parish, Louisiana, Exxon Co Ser 1993
             (Demand 01/03/00)..........................................   4.80*   03/01/22      1,200,000
   2,600    Harris County Health Facilities Development Corporation,
--------     Texas, St Luke's Episcopal Hospital Ser 1997 (Demand
             01/03/00)..................................................   4.80*   02/15/27      2,600,000
                                                                                              ------------

   3,800    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
--------    $3,800,000).....................................................................     3,800,000
                                                                                              ------------

$242,753    TOTAL INVESTMENTS (Identified Cost $236,384,512) (b)..................     98.3%   230,441,427
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................    1.7      3,936,652
                                                                                      -----   ------------

            NET ASSETS.............................................................   100.0%  $234,378,079
                                                                                      =====   ============

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Prerefunded to call date shown.
    ++      Crossover refunded to call date shown.
    #       Currently a zero coupon; will convert to 8.50% on July 1,
            2002.
    *       Current coupon of variable rate demand obligation.
   (a)      Sale is restricted to qualified institutional investors.
   (b)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $5,235,661 and the aggregate gross
            unrealized depreciation is $11,178,746, resulting in net
            unrealized depreciation of $5,943,085.

                            Bond Insurance:
------------------------------------------------------------------------
  AMBAC     AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $236,384,512).............................  $230,441,427
Cash........................................................       165,374
Receivable for:
    Interest................................................     3,902,963
    Investments sold........................................       120,608
Prepaid expenses and other assets...........................         4,852
                                                              ------------

    TOTAL ASSETS............................................   234,635,224
                                                              ------------

LIABILITIES:
Payable for:
    Investment advisory fee.................................        91,407
    Administration fee......................................        57,130
Accrued expenses and other payables.........................       108,608
                                                              ------------

    TOTAL LIABILITIES.......................................       257,145
                                                              ------------

    NET ASSETS..............................................  $234,378,079
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $238,097,352
Net unrealized depreciation.................................    (5,943,085)
Accumulated undistributed net investment income.............     2,787,645
Accumulated net realized loss...............................      (563,833)
                                                              ------------

    NET ASSETS..............................................  $234,378,079
                                                              ============

NET ASSET VALUE PER SHARE,
 24,882,166 shares outstanding
 (unlimited shares authorized $.01 par value)...............         $9.42
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

STATEMENT OF OPERATIONS
For the year ended December 31, 1999
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 14,524,476
                                                              ------------

EXPENSES
Investment advisory fee.....................................     1,016,758
Administration fee..........................................       636,540
Transfer agent fees and expenses............................        77,645
Professional fees...........................................        57,754
Shareholder reports and notices.............................        52,860
Registration fees...........................................        32,259
Trustees' fees and expenses.................................        18,252
Custodian fees..............................................        14,069
Other.......................................................        14,616
                                                              ------------

    TOTAL EXPENSES..........................................     1,920,753

Less: expense offset........................................       (14,043)
                                                              ------------

    NET EXPENSES............................................     1,906,710
                                                              ------------

    NET INVESTMENT INCOME...................................    12,617,766
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................      (563,833)
Net change in unrealized appreciation.......................   (23,587,933)
                                                              ------------

    NET LOSS................................................   (24,151,766)
                                                              ------------

NET DECREASE................................................  $(11,534,000)
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE YEAR        FOR THE YEAR
                                                        ENDED               ENDED
                                                    DECEMBER 31, 1999   DECEMBER 31, 1998
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................    $ 12,617,766        $ 13,779,848
Net realized gain (loss)..........................        (563,833)          4,509,561
Net change in unrealized appreciation.............     (23,587,933)         (1,870,258)
                                                      ------------        ------------

    NET INCREASE (DECREASE).......................     (11,534,000)         16,419,151
                                                      ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................     (12,581,467)        (13,897,862)
Net realized gain.................................        (769,729)         (4,872,870)
                                                      ------------        ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS.............     (13,351,196)        (18,770,732)
                                                      ------------        ------------

Net decrease from transactions in shares of
 beneficial interest..............................     (11,007,759)         (4,052,840)
                                                      ------------        ------------

    NET DECREASE..................................     (35,892,955)         (6,404,421)
NET ASSETS:
Beginning of period...............................     270,271,034         276,675,455
                                                      ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,787,645 and $2,751,346, respectively)...    $234,378,079        $270,271,034
                                                      ============        ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS December 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 15, 1988 and commenced operations on June 1, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.30% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays salaries of all personnel, including officers of the fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.20% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% of the portion to the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999 aggregated $32,356,390 and $47,772,566, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,888. At December 31, 1999, the Fund had an accrued pension liability of $52,587 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, December 31, 1997..................................  26,621,566   $266,215    $252,890,376
Treasury shares purchased and retired (weighted average
 discount 8.00%)*...........................................    (423,200)    (4,232)     (4,048,608)
Reclassification due to permanent book/tax differences......      --          --              1,360
                                                              ----------   --------    ------------
Balance, December 31, 1998..................................  26,198,366    261,983     248,843,128
Treasury shares purchased and retired (weighted average
 discount 13.98%)*..........................................  (1,316,200)   (13,162)    (10,994,597)
                                                              ----------   --------    ------------
Balance, December 31, 1999..................................  24,882,166   $248,821    $237,848,531
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

6. DIVIDENDS

On December 28, 1999, the Fund declared the following dividends from net investment income:

 AMOUNT          RECORD            PAYABLE
PER SHARE         DATE              DATE
---------   ----------------  -----------------
 $0.0425    January 7, 2000   January 21, 2000
 $0.0425    February 4, 2000  February 18, 2000
 $0.0425     March 3, 2000     March 17, 2000

7. FEDERAL INCOME TAX STATUS

At December 31, 1999, the Fund had a net capital loss carryover of approximately $375,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $189,000 during fiscal 1999.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED DECEMBER 31*
                                                              ------------------------------------------------------------
                                                                1999          1998        1997          1996         1995
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period........................    $10.32       $10.39       10.11        $10.35       $ 9.75
                                                                ------       ------       -----        ------       ------
Income (loss) from investment operations:
 Net investment income......................................      0.49         0.53        0.59          0.59         0.65
 Net realized and unrealized gain (loss)....................     (0.94)        0.11        0.31         (0.17)        0.70
                                                                ------       ------       -----        ------       ------
Total income (loss) from investment operations..............     (0.45)        0.64        0.90          0.42         1.35
                                                                ------       ------       -----        ------       ------
Less dividends and distributions from:
 Net investment income......................................     (0.49)       (0.53)      (0.56)        (0.62)       (0.63)
 Net realized gain..........................................     (0.03)       (0.19)      (0.08)        (0.05)       (0.12)
                                                                ------       ------       -----        ------       ------
Total dividends and distributions...........................     (0.52)       (0.72)      (0.64)        (0.67)       (0.75)
                                                                ------       ------       -----        ------       ------
Anti-dilutive effect of acquiring treasury shares...........      0.07         0.01        0.02          0.01        --
                                                                ------       ------       -----        ------       ------
Net asset value, end of period..............................    $ 9.42       $10.32      $10.39        $10.11       $10.35
                                                                ======       ======       =====        ======       ======
Market value, end of period.................................    $8.063       $ 9.50      $9.625        $9.125       $10.00
                                                                ======       ======       =====        ======       ======
TOTAL RETURN+...............................................     (9.88)%       6.23%      12.82%        (2.29)%      18.34%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.75%(1)     0.76%(1)    0.75%(1)      0.76%(1)     0.74%
Net investment income.......................................      4.92%        5.00%       5.79%         5.91%        6.41%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $234,378     $270,271    $276,675      $277,901     $287,244
Portfolio turnover rate.....................................        13%          22%         21%           11%          19%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the price obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Trust II (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 2000
      --------------------------------------------------------------------

                      1999 FEDERAL TAX NOTICE (unaudited)

         During the year ended December 31, 1999, the Fund paid to shareholders $0.49 per share from tax-exempt income.

         For the year ended December 31, 1999, the Fund paid to shareholders $0.03 per share from long-term capital gains.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Trust II (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
MUNICIPAL INCOME
TRUST II


Annual Report
December 31, 1999